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                                  EXHIBIT 32.1


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                        CERTIFICATION OF PERIODIC REPORT

I, Michael J. Smith, Chief Executive Officer and Chief Financial Officer of Cybernet Internet Services International, Inc. (the "Company"), certify pursuant to Section 906 of the SARBANES-OXLEY ACT of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the SECURITIES EXCHANGE ACT OF 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 30, 2003

                                      /s/ Michael J. Smith
                                      -----------------------------------
                                      Michael J. Smith
                                      Chief Executive Officer and
                                      Chief Financial Officer




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A signed original of this written statement required by Section 906 has been provided to Cybernet Internet Services International, Inc. and will be retained by Cybernet Internet Services International, Inc.and furnished to the Securities and Exchange Commission or its staff upon request.